Capital Costs Relating to Oil and Natural Gas Producing Activities (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Capital Costs Relating to Oil and Natural Gas Producing Activities
Proved oil and natural gas properties Capital Cost	$ 23,051,904	$ 6,597,433
Office equipment Capital Cost	175,106	11,133
Total capitalized costs	23,227,010	6,608,566
Accumulated depletion, depreciation and amortization Capital Cost	(596,162)	(89,376)
Net Capitalized Costs	$ 22,630,848	$ 6,519,190